NASDAQ: STAA Third Quarter 2024
Earnings Presentation OCTOBER 30, 2024 Exhibit 99.2

02 STAAR Surgical Earnings Webcast Third Quarter 2024 Today’s Speakers Investor Relations PATRICK WILLIAMS TOM FRINZI Chair of the Board, President and CEO Chief Financial Officer http://investors.staar.com Brian Moore VP, Investor Relations and Corporate Development Connie Johnson Director, Investor Relations  and High-Performance Management Niko Liu, CFA Director, Investor Relations and Corporate Development – Asia +1 626.303.7902 investorrelations@staar.com

All statements that are not statements of historical fact are forward-looking statements, including statements about any of the following: any financial projections, anticipated financial results, estimates and outlook (including as to net sales, Adjusted EBITDA, and Adjusted EBITDA per diluted share), plans, strategies, and objectives of management for 2024 and beyond or prospects for achieving such plans, expectations for sales, revenue, margin, expenses or earnings, and any statements of assumptions underlying any of the foregoing, including those relating to financial performance in the upcoming quarter, fiscal year 2024 and beyond. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties related to global economic conditions, as well as the factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 29, 2023 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the Company’s website, www.staar.com, under the heading “SEC Filings.” We disclaim any intention or obligation to update or revise any financial projections or forward-looking statement due to new information or events. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: global economic conditions; the impact of COVID-19; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before or after approval, or to take enforcement action; international conflicts, trade disputes and substantial dependence on demand from Asia; and the willingness of surgeons and patients to adopt a new or improved product and procedure. We intend to use our website as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included on our website in the ‘Investor Relations’ sections. Accordingly, investors should monitor such portions of our website, in addition to following our presentations, SEC filings and public conference calls and webcasts. Forward Looking Statements 03

Non-GAAP Financial Information To supplement the Company’s financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation and the accompanying tables include certain non-GAAP financial measures, including Adjusted EBITDA. Management uses these non- GAAP financial measures in its evaluation of Company operating performance and believes investors will find them useful in evaluating the Company’s operating performance, including cash flow generation, and in analyzing period-to-period financial performance of core business operations and underlying business trends. Non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. EBITDA is a non-GAAP financial measure, which is calculated by adding interest income and expense, net; provision for income taxes; and depreciation and amortization to net income. In calculating Adjusted EBITDA and Adjusted EBITDA per diluted share, the Company further adjusts for stock-based compensation expense. As stock-based compensation is a non-cash expense that can vary significantly based on the timing, size and nature of awards granted, the Company believes that the exclusion of stock-based compensation expense can assist investors in comparisons of Company operating results with other peer companies because (i) the amount of such expense in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expense can vary significantly between periods as a result of the timing of grants of new stock- based awards, including inducement grants in connection with hiring. Additionally, the Company believes that excluding stock-based compensation from Adjusted EBITDA and Adjusted EBITDA per diluted share assists management and investors in making meaningful comparisons between the Company’s operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future. The Company also presents certain financial information on a constant currency basis, which is intended to exclude the effects of foreign currency fluctuations. The Company conducts a significant part of its activities outside the U.S. It receives sales revenue and pays expenses principally in U.S. dollars, Swiss francs, Japanese yen and euros. The exchange rates between dollars and non-U.S. currencies can fluctuate greatly and can have a significant effect on the Company’s results when reported in U.S. dollars. In order to compare the Company's performance from period to period without the effect of currency, the Company will apply the same average exchange rate applicable in the prior period, or the “constant currency” rate to sales or expenses in the current period as well. In the appendix to this presentation, the Company has included a reconciliation of Adjusted EBITDA and Adjusted EBITDA per diluted share to net income and net income per diluted share, the most directly comparable GAAP financial measure. The Company has also provided a reconciliation of forward-looking Adjusted EBITDA and Adjusted EBITDA per diluted share to net income and net income per diluted share. This represents forward- looking information, and actual results may vary. Please see the risks and assumptions referred to in the Forward Looking Statements section of this presentation. 04

STAAR Surgical + EVO ICL Around the World THIRD QUARTER 2024 EARNINGS PRESENTATION 05

Third Quarter 2024

STAAR / Q3 Results Reflect Continued Market Adoption & Share Gains



“In the third quarter, we achieved double-digit sales growth against a macroeconomic environment that softened in the second half of the quarter, particularly in China. STAAR is well positioned to navigate through the current market dynamics, which we believe are transitory. Looking ahead, we are encouraged by the recent shift in fiscal policy and announced stimulus in China and will continue to closely monitor the potential impact on our near to midterm growth outlook. Our focus on customer engagement and market expansion continues to yield solid results, helping drive industry-leading growth and market share gains. As our surgeon customers perform more EVO procedures, they are increasingly using our technology for moderate myopia, which underscores EVO ICL as the treatment choice for -6D and above and expands our total addressable market.”

– Tom Frinzi
Chair of the Board, President and CEO

Enhanced commercial focus and investments are driving growth

$88.6M
Q3’24 GAAP Net Sales

$340M - $345M
Fiscal 2024 Net Sales Outlook
Prior Outlook Maintained*

$236.0M
Cash and Cash Equivalents as of Sep. 27, 2024

10%
Q3'24 Global ICL Sales Growth

14% Americas

12% EMEA

9% APAC

Our recent investments in customer education, innovative tools and comprehensive practice support, coupled with the advancement of our lower diopter strategies, are also expanding our total addressable market.

- Surgeon Confidence
- Movement Down Diopter Curve
- Innovation

* Prior outlook on August 7, 2024, was for net sales of $340M to $345M and Adjusted EBITDA of approximately $42M or $0.80 per diluted share.

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07 STAAR / Surgeon and HCP Professional Education Activities Third Quarter 2024 EVO ICL Experience Center Lake Forest, CA September 2024 ESCRS 42nd Annual Congress of the European Society of Cataract and Refractive Surgeons Barcelona, Spain September 2024 >80 ICL Papers Presentations EVO ICL as the choice for -6D and above.

Third Quarter 2024

STAAR / Accelerating ICL Sales Growth in Third Quarter

($ Millions) UNAUDITED

ICL Sales Growth Y/Y

Americas



$ 5.4
$ 6.8
$ 6.2
Q3 2023
Q2 2024
Q3 2024

+14%

- U.S. ICL sales up 16% in Q3'24, significantly outpacing the market
- Signed three additional "Fast Lane" Highway 93 agreements; the eight Fast Lane customers with at least one full quarter of sales delivered 61% ICL sales growth in Q3'24
- **U.S. refractive procedures, predominantly laser vision correction, declined 18% in Q3'24.[5]**

EMEA



$ 9.3
$ 10.7
$ 10.3
Q3 2023
Q2 2024
Q3 2024

+12%

- Growth driven primarily by the Middle East and European distributor markets
- Energized by the outperformance of our EMEA region this year; continue to benefit from our investments in this important market
- **EMEA laser vision correction procedures were flat to down 5% in Q3'24.[6]**

APAC



$ 66.4
$ 81.8
$ 72.6
Q3 2023
Q2 2024
Q3 2024

+9%

- China ICL sales up 7% in Q3'24; unit growth was positive; early quarter momentum tapered
- Japan ICL sales up 15%; consistent double-digit unit growth in 32 of last 35 quarters
- South Korea ICL sales up 11% bolstered by country's first ICL-only clinic
- **China laser vision correction procedures declined 10-15% in Q3'24.[6]**

GLOBAL



$ 81.1
$ 99.4
$ 89.1
Q3 2023
Q2 2024
Q3 2024

+10%

- 10% global ICL sales growth reflects pricing power and 6% global ICL unit growth. Consistent with our August 7, 2024, commentary, we continue to expect the benefit from price to be approximately +3 points for FY24, i.e., sales growth to be 3 points higher than unit growth.
- Achieved double-digit sales growth against a softening macroeconomic environment in the second half of the quarter, particularly in China, which compares to generally down refractive procedures for the overall market in Q3'24 and YTD, globally.

STAARSURGICAL

Notes:
(1) Americas includes the United States, Canada and Latin American countries
(2) EMEA includes Spain, Germany, United Kingdom, European, Middle East and Africa distributors
(3) APAC includes China, Japan, South Korea, India and the rest of Asia Pacific distributors
(4) ICL sales do not include IOL, injector or other sales.
(5) Refractive Surgery Council
(6) Company estimates

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09 STAAR / Income Statement Third Quarter 2024 PATRICK WILLIAMS Chief Financial Officer Q3’24 net sales of $88.6M
Net sales increased $8.3M or 10%; ICL sales increased $8.0M
Constant Currency net sales of $88.9M increased 10% Q3’24 Gross profit of $68.5M or 77.3% of net sales
Gross profit margin declined 190 bps Y/Y
Y/Y gross margin change primarily due to higher CPUs Gross profit margin now expected to be ~79% for fiscal 2024 Dollars in millions Dollars in millions Net Sales Gross Profit

10 STAAR / Income Statement Operating Expenses For Q4’24, we continue to expect G&A expense to be approximately $24M For Q4’24, we now expect Selling and Marketing expense to be approximately $32M Third Quarter 2024 Research & Development $26.6M Yr Ago
$28.8M Q2’24 Selling & Marketing $19.3M Yr Ago
$23.6M Q2’24 $14.5M 71% General & Administrative $62.8M $26.6M $21.7M vs. $11.5M Yr Ago
$14.1M Q2’24 vs. vs. Q3’24 Total Operating Expenses For Q4’24 we continue to expect R&D expense to be approximately $15M

Dollars in millions, except per share amounts GAAP Net Income Continued net income growth in the quarter Per share - Diluted Dollars in millions, except per share amounts Adjusted EBITDA 11 STAAR / Income Statement Continued cash generation in the quarter Per share - Diluted Third Quarter 2024

STAAR / Strong Balance Sheet and Cash Flows $236.0M Cash, Cash Equivalents & Investments as of September 27, 2024 ~ $30M FY 2024 CapEx Outlook ~ $42M FY 2024 Adjusted EBITDA Outlook No Debt as of September 27, 2024 12

STAAR / Sales Outlook Outlook Fiscal 2024 EVO ICL Sales Outlook and Global Diversity 13 $340M -$345M Fiscal 2024 Net Sales Outlook Maintained NEW PRIOR APAC China approx. 2% Growth All Other Countries approx. 10-20% Growth 5% EMEA 10% AMERICAS U.S. Growth of 20% for Fiscal 2024 17% APAC China approx. 10% Growth All Other Countries Flat 7% EMEA 6% AMERICAS U.S. Growth of 25% for Fiscal 2024 15% Chair of the Board, President and CEO TOM FRINZI

STAAR / Executing Against Our Strategic Priorities

Pace of EVO ICL Adoption Down Diopter Curve is Accelerating



-20D
-19D
-18D
-17D
-16D
-15D
-14D
-13D
-12D
-11D
-10D
-9D
-8D
-7D
-6D
-5D
-4D
-3D
8.9 FISCAL 2022
8.7 FISCAL 2023
8.2 FISCAL 2024 YTD
A diopter is a unit of measurement of the refractive power of a lens.

Strategic Priorities

01
Surgeon Confidence in Measurement and Lens Size Selection

02
Own -6D and Above Refractive Vision Correction

03
New Product Innovation

Growth Accelerators

01
AI-Based Protocols for Measurement and Size Selection

02
U.S. Head-to-Head Study

03
Harmonizing Label Indications

STAARSURGICAL

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Q&A STAAR SURGICAL
THIRD QUARTER 2024 EARNINGS WEBCAST 15

STAAR Surgical

Reconciliation of Non-GAAP Financial Measures

Net Income to Adjusted EBITDA (in 000's except for per share data)

Unaudited

	Q1-23	Q2-23	Q3-23	Q4-23	2023	Q1-24	Q2-24	Q3-24	2024 Outlook (2)
Net income (as reported)	$2,710	$6,064	$4,817	$7,756	$21,347	$(3,339)	$7,379	$9,980	$3,800
Provision (benefit) for income taxes	$2,009	$2,428	$1,929	$5,983	$12,349	$1,128	$2,955	$3,179	$7,600
Other (income) expense, net	$(1,919)	$105	$(451)	$(3,334)	$(5,599)	$(70)	$1,564	$(7,477)	$(7,500)
Depreciation	$1,113	$1,285	$1,345	$1,368	$5,111	$1,237	$1,522	$1,757	$6,000
Other	$7	$34	$15	$30	$86	-	$26	$1,642	$1,700
Stock-based compensation	$6,065	$8,423	$8,846	$182	$23,516	$6,339	$9,042	$7,160	$30,200
Adjusted EBITDA	$9,985	$18,339	$16,501	$11,985	$56,810	$5,295	$22,488	$16,241	$41,800
Adjusted EBITDA as a % of Revenue	*13.6%*	*19.9%*	*20.6%*	*15.7%*	*17.6%*	*6.8%*	*22.7%*	*18.3%*	*12.2%*
Net income per share, diluted- (as reported)	$0.05	$0.12	$0.10	$0.16	$0.43	$(0.07)	$0.15	$0.20	$0.07
Provision (benefit) for income taxes	$0.04	$0.05	$0.04	$0.12	$0.25	$0.02	$0.06	$0.06	$0.15
Other (income) expense, net	$(0.04)	-	$(0.01)	$(0.07)	$(0.11)	-	$0.03	$(0.15)	$(0.14)
Depreciation	$0.02	$0.03	$0.03	$0.03	$0.10	$0.03	$0.03	$0.04	$0.12
Other	-	-	-	-	-	-	-	$0.03	$0.03
Stock-based compensation	$0.12	$0.17	$0.18	-	$0.48	$0.13	$0.18	$0.14	$0.58
Adjusted EBITDA per share, diluted(1)	$0.20	$0.37	$0.33	$0.24	$1.15	$ 0.11	$ 0.45	$ 0.33	$0.80
Weighted average shares outstanding - Diluted	49,500	49,516	49,370	49,242	49,427	48,907	49,811	49,737	52,000

(1) Adjusted EBITDA per diluted share may not add due to rounding.

(2) 2024 Outlook lines items are all approximations and assumes breakeven Net Income.

Additional 2024 Outlook Details

In order to reconcile Adjusted EBITDA from Net Income for our fiscal 2024 profitability Outlook, we are providing the following line item details as of October 30, 2024:

- Provision for Income Tax is expected to be $0.3M in 4Q'24
- Expect Other Income to be approximately $1.5M in 4Q'24
- Depreciation of approximately $1.5M in 4Q'24
- Other $1.6M non-cash write off related to former EVO Experience Center
- Expect stock-based compensation to be approximately $8M in 4Q'24

STAARSURGICAL

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ICL Sales by Geography

(IN 000'S) UNAUDITED

	FISCAL YEAR			THREE MONTHS ENDED					
ICL Sales by Region[5]	**2021**	**2022**	**2023**	**Jun 30, 2023**	**Sep 29, 2023**	**Dec 29, 2023**	**Mar 29, 2024**	**Jun 28, 2024**	**Sep 27, 2024**
Americas[1]	$14,054	$20,114	$22,233	$5,954	$5,449	$5,264	$6,260	$6,794	**$6,187**
EMEA[2]	$37,343	$36,715	$39,318	$9,782	$9,253	$10,103	$11,299	$10,727	**$10,333**
APAC [3]	$161,508	$212,883	$257,876	$77,376	$66,367	$59,254	$59,592	$81,844	**$72,581**
Global ICL Sales	$212,905	$269,712	$319,427	$93,112	$81,069	$74,621	$77,151	$99,365	**$89,101**
Global ICL Sales Growth	51%	27%	18%	19%	13%	22%	9%	7%	**10%**
Americas ICL Sales Growth	59%	43%	11%	12%	5%	(8%)	12%	14%	**14%**
EMEA ICL Sales Growth	45%	(2%)	7%	(11%)	14%	18%	11%	10%	**12%**
APAC ICL Sales Growth	51%	32%	21%	26%	13%	26%	9%	6%	**9%**
Global ICL Unit Growth	48%	33%	19%	21%	14%	19%	2%	3%	**6%**

	FISCAL YEAR			THREE MONTHS ENDED					
ICL Sales by Country[4,5]	**2021**	**2022**	**2023**	**Jun 30, 2023**	**Sep 29, 2023**	**Dec 29, 2023**	**Mar 29, 2024**	**Jun 28, 2024**	**Sep 27, 2024**
China	$107,130	$147,967	$185,404	$61,288	$48,262	$40,813	$38,460	$63,345	**$51,719**
Growth	50%	38%	25%	33%	14%	30%	10%	3%	**7%**
Japan	$28,688	$32,623	$36,352	$8,563	$9,091	$9,495	$10,227	$9,735	**$10,490**
Growth	56%	14%	11%	13%	12%	16%	11%	14%	**15%**
South Korea	$15,173	$17,940	$19,853	$3,316	$4,886	$4,996	$6,725	$3,973	**$5,434**
Growth	36%	18%	11%	(15)%	1%	39%	1%	20%	**11%**
United States	$9,478	$15,070	$17,168	$4,446	$4,162	$4,164	$5,039	$5,541	**$4,823**
Growth	58%	59%	14%	10%	6%	(8)%	15%	25%	**16%**

Notes:
(1) Americas includes the United States, Canada and Latin American countries
(2) EMEA includes Spain, Germany, United Kingdom, European, Middle East and Africa distributors
(3) APAC includes China, Japan, South Korea, India and the rest of Asia Pacific distributors
(4) ICL Sales by country includes countries representing more than 5% of total ICL sales in the most recently completed fiscal year
(5) ICL sales do not include IOL, injector or other sales.

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